Section 2: EX-99.1 (PRESS RELEASE)
Exhibit 99.1

August 21, 2012
News Release
FOR IMMEDIATE RELEASE
For more information contact:
Susan K. Still, President and CEO, 540-278-1705
Charles W. Maness, Jr. Executive Vice President and CFO, 540-278-1702

HomeTown Bankshares Issues Correction to News Release
Roanoke, VA

HomeTown Bankshares Corporation announces a correction to its news release issued July 26, 2012 reporting second quarter 2012 operating results.  Subsequent to the news release it was determined that additional provisions to the allowance for loan losses were needed in the second quarter based on information obtained during the 3rd quarter and prior to the issuance of the 2nd  quarter financial statements. These additional provisions resulted in a corresponding decrease in pre-tax income.

The earnings adjustment resulted in pre-tax earnings of $139,000 for the second quarter ended June 30, 2012 and a pre-tax profit of $797,000 for the six months ended June 30, 2012 vs. the originally reported 2nd quarter and year-to-date pre-tax earnings of $586,000 and $1.24 million, respectively. These revised results also compared to a pre-tax profit of $590,000 for the second quarter of 2011 and a pre-tax profit of $852,000 for the first six months of 2011. The recognition of deferred tax assets of $2.9 million, reduced by current period tax expense, added a net tax benefit of $2.7 million during the first half of 2012 which resulted in net income of $3.46 million thru June 30, 2012 vs. $852,000 in net income for the first six months of 2011.  After dividends of $152,000 in the 2nd quarter and $304,000 for the first six months of 2012, earnings available to common shareholders amounted to a net loss of $57,000 and year-to-date earnings of $3.2 million through June 30, 2012.  This compares to earnings available to common shareholders of $440,000 in the 2nd quarter of 2011 and $551,000 thru June 30, 2011.  On a per share basis, net income (loss) available to common shareholders for the 2nd quarter of 2012 was ($.02) and $.97 per share for first six months of 2012 vs. the originally reported $.07 per share for the 2nd quarter and $1.06 per share for the first six months of 2012.

Forward-Looking Statements:

Certain statements in this press release may be “forward-looking statements.”  Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results that are not statements of historical fact and that involve significant risks and uncertainties.  Although the Company believes that its expectations with regard to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results will not differ materially from any future results implied by the forward-looking statements.  Actual results may be materially different from past or anticipated results because of many factors, some of which may include changes in economic conditions, the interest rate environment, legislative and regulatory requirements, new products, competition, changes in the stock and bond markets and technology.  The Company does not update any forward-looking statements that it may make.

(See Attached Financial Statements for the year-to-date and quarter ending June 30, 2012)

HomeTown Bankshares Corporation
Consolidated Balance Sheets
June 30, 2012 and December 31, 2011
	Unaudited
In Thousands, Except Share and Per Share Data	6/30/2012	12/31/2011
Assets
Cash and due from banks	$12,618	$12,529
Federal funds sold	10,789	10,363
Securities available for sale, at fair value	69,097	69,207
Restricted equity securities, at cost	2,439	2,390
Loans, net of allowance for loan losses of $4,019 in 2012 and $3,979 in 2011	257,656	245,100
Property and equipment, net	9,523	9,582
Other real estate owned, net of valuation allowance of $156 in 2012 and $331 in 2011	8,888	9,562
Deferred tax asset, net	2,303	-
Accrued income	1,425	1,372
Prepaid FDIC insurance	241	473
Other assets	879	597
Total assets	$375,858	$361,175

Liabilities and Stockholders’ Equity
Deposits:
Noninterest-bearing	$32,458	$26,822
Interest-bearing	287,290	280,814
Total deposits	319,748	307,636
Short term borrowings	465	449
Federal Home Loan Bank borrowings	19,000	19,000
Accrued interest payable	399	435
Other liabilities	680	567
Total liabilities	340,292	328,087

Commitments and contingencies	—	—

Stockholders’ Equity:
Preferred stock, $1,000 par value; 10,000 shares of series A and 374 shares of series B authorized, issued and outstanding at June 30, 2012 and December 31, 2011	10,374	10,374
Discount on preferred stock	(179)	(217)
Common stock, $5 par value; authorized 10,000,000 shares, issued and outstanding 3,262,518 (includes 29,178 restricted shares) at June 30, 2012, and 3,241,547 (includes 8,207 restricted shares) at December 31, 2011	16,167	16,167
Surplus	15,472	15,458
Retained deficit	(7,423)	(9,773)
Accumulated other comprehensive income	1,155	1,079
Total stockholders’ equity	35,566	33,088
Total liabilities and stockholders’ equity	$375,858	$361,175

HomeTown Bankshares Corporation
Consolidated Statements of Operations
Three and Six Months Ended June 30, 2012 and 2011
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
In Thousands, Except Share and Per Share Data	2012	2011	2012	2011
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest income:
Loans and fees on loans	$3,431	$3,552	$6,809	$7,065
Taxable investment securities	433	507	911	936
Nontaxable investment securities	9	-	12	-
Federal funds sold	2	8	6	16
Dividends on restricted stock	21	15	39	32
Other interest income	16	4	21	4
Total interest income	3,912	4,086	7,798	8,053

Interest expense:
Deposits	581	1,034	1,221	2,119
Preferred stock dividends	-	-	38	-
Other borrowed funds	97	132	212	265
Total interest expense	678	1,166	1,471	2,384
Net interest income	3,234	2,920	6,327	5,669

Provision for loan losses	1,088	266	1,278	514
Net interest income after provision for loan losses	2,146	2,654	5,049	5,155

Noninterest income:
Service charges on deposit accounts	64	63	138	125
Mortgage loan brokerage fees	78	11	152	35
Rental income	37	26	74	60
Gain on sale of investment securities	127	125	127	129
Other income	100	71	177	129
Total noninterest income	406	296	668	478

Noninterest expense:
Salaries and employee benefits	1,138	1,252	2,365	2,468
Occupancy and equipment expense	310	323	635	655
Data processing expense	168	146	335	283
Advertising and marketing expense	77	61	197	136
Professional fees	108	66	194	169
Bank franchise taxes	33	46	69	102
FDIC insurance expense	122	163	243	352
Loss on sales and writedowns of other real estate	32	17	35	35
Other real estate owned expense	72	38	177	111
Other expense	353	248	670	470
Total noninterest expense	2,413	2,360	4,920	4,781
Net income before income taxes	139	590	797	852
Income tax expense (benefit)	44	-	(2,658)	-
Net income	95	590	3,455	852
Dividends accumulated on preferred stock	134	133	267	266
Accretion of discount on preferred stock	18	17	37	35
Net income (loss) available to common shareholders	$(57)	$440	$3,151	$551

Earnings (loss) per common share, basic and diluted	$(0.02)	$0.14	$0.97	$0.17
Weighted average common shares outstanding, basic and diluted	3,262,518	3,241,547	3,256,296	3,241,547

HOMETOWN BANKSHARES CORPORATION
Financial Highlights
(Unaudited)	Three	Three	Six	Six
	Months	Months	Months	Months
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
PER COMMON SHARE
Earnings per share, basic and diluted	$(0.02)	$0.14	$0.97	$0.17
Book value			$7.78	$6.64

FINANCIAL RATIOS
Return on average assets	0.10%	0.66%	1.72%	0.48%
Return on average shareholders' equity	1.12%	7.66%	18.22%	5.64%
Net interest margin	3.86%	3.47%	3.82%	3.38%
Efficiency	65.71%	74.57%	68.54%	77.03%
Net charge-off to average loans (annualized)	1.93%	1.58%	0.98%	1.09%
Loans to deposits			81.84%	85.03%

ALLOWANCE FOR LOAN LOSSES
(in thousands)
Beginning balance	$4,169	$5,079	$3,979	$5,228
Provision for loan losses	1,088	266	1,278	514
Charge-offs	(1,238)	(1,027)	(1,238)	(1,425)
Recoveries	-	2	-	3
Ending balance	$4,019	$4,320	$4,019	$4,320

ASSET QUALITY RATIOS
Nonperforming loans to total loans			1.25%	0.76%
Nonperforming assets to total assets			3.24%	2.51%
Allowance for loan losses to total loans			1.54%	1.69%
Allowance for loan losses to nonaccrual loans			122.8%	222.7%

COMPOSITION OF RISK ASSETS
(in thousands)
Nonperforming assets:
90 days past due and accruing			$-	$-
Nonaccrual loans			3,272	1,940
Other real estate owned			8,888	6,921
Total nonperforming assets			$12,160	$8,861

Performing restructured loans			$6,395	$1,959
Nonperforming restructured loans included in nonaccrual loans above			$1,575	$-
Total restructued loans			$7,970	$1,959